Business Combinations and Noncontrolling Interest	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combinations and Noncontrolling Interest

4. Business Combinations and Noncontrolling Interest

We have a controlling interest in the Joint Venture Company, including certain preferential distribution rights; therefore, the Joint Venture Company is consolidated within our financial statements, and the other joint venture ownership interest component is presented as a noncontrolling interest. As a result of holding a controlling interest in the Joint Venture Company, this transaction has been accounted for as a business combination, whereby the Joint Venture Company acquired all of the issued and outstanding shares of WorkAngel in exchange for 10,063,749 Class B shares in the Joint Venture Company, valued at $39.2 as of March 1, 2016. Concurrently, we recorded the initial noncontrolling interest of $39.2 on our consolidated balance sheet. At the acquisition date, the net assets of WorkAngel were approximately $2.1, which were comprised of $1.2 of cash and $0.9 of net working capital. As a result, we have recorded $37.1 of goodwill related to the acquisition of WorkAngel. The goodwill recorded principally relates to the assembled workforce of WorkAngel.

During the year ended December 31, 2017, the loss attributable to the noncontrolling interest was $1.3. During the year ended December 31, 2016, the income attributable to the noncontrolling interest was $0.1. In the second quarter of 2018, contemporaneously with our IPO and concurrent private placement, we distributed our controlling financial interest in LifeWorks to our stockholders of record prior to the IPO on a pro rata basis in accordance with their pro rata interest in us. Please refer to Note 3, “Discontinued Operations,” for further discussion of the LifeWorks Disposition.